Exhibit 99.1
                            Computational Materials




SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED AUGUST 12, 2002
---------------------------------------


                                  Term Sheet


                          $500,000,000 (APPROXIMATE)


                                {LOGO OMITTED]


                      VANDERBILT MORTGAGE & FINANCE, INC.
                              SELLER AND SERVICER


                         MANUFACTURED HOUSING CONTRACT
                SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-B


                                AUGUST 12, 2002



CREDIT | FIRST
SUISSE | BOSTON
                                     BEAR
                                    STEARNS
                                                                          BB&T

                                         VANDERBILT MORTGAGE AND FINANCE, INC.
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                      $500,000,000 APPROXIMATE

------------------------------------------------------------------------------

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Vanderbilt Mortgage and Finance Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2002-B. The Series Term Sheet has been prepared by Vanderbilt Mortgage and Finance, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This sheet nor the cover sheet are part of the Series Term Sheet.


A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


------------------------------------------------------------------------------

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

PRELIMINARY INFORMATION ONLY

OFFERED CERTIFICATES
                     Class A-1   Class A-2    Class A-3    Class A-4   Class A-5    Class M-1   Class B-1   Class B-2
----------------------------------------------------------------------------------------------------------------------
Amount:             $131,726,000 $120,364,000 $64,300,000 $96,110,000 $22,500,000  $20,000,000 $18,750,000 $26,250,000
Type:                  Fixed        Fixed       Fixed        Fixed       Fixed       Fixed        Fixed      Fixed
Coupon:                [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
Approx. Price:         [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
Yield (%):             [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
Spread (bps):          [TBD]        [TBD]       [TBD]        [TBD]       [TBD]       [TBD]        [TBD]      [TBD]
Avg Life                1.00        3.00        5.00         8.88        11.79        8.68        6.26       10.41
(To Call):
Avg Life                1.00        3.00        5.00         8.96        14.86        9.20        6.26       13.56
(To Mat):
1st Prin Pymt           9/02        8/04        10/06        10/08       6/14         9/07        9/07        5/10
(To Call):
Last Prin Pymt          8/04        10/06       10/08        6/14        6/14         6/14        5/10        6/14
(To Call):
Last Prin Pymt          8/04        10/06       10/08        9/15        1/20         1/20        5/10        8/31
(To Mat):
Stated Mat:             4/10        6/15        10/18        2/26        12/32       12/32        4/18       12/32
Expected              8/23/02      8/23/02     8/23/02      8/23/02     8/23/02     8/23/02      8/23/02    8/23/02
Settlement:
Payment Delay:         6 days      6 days      6 days       6 days      6 days       6 days      6 days      6 days
Interest Payment       30/360      30/360      30/360       30/360      30/360       30/360      30/360      30/360
Basis:
Dated Date:            8/1/02      8/1/02      8/1/02       8/1/02      8/1/02       8/1/02      8/1/02      8/1/02
Ratings               Aaa/AAA      Aaa/AAA     Aaa/AAA      Aaa/AAA     Aa2/AA        A2/A      Baa2/BBB    Baa2/BBB
(Moody's/S&P):
Pricing Date:           TBD          TBD         TBD          TBD         TBD         TBD          TBD        TBD
Prepayment Speed:     225% MHP    225% MHP    225% MHP     225% MHP    225% MHP     225% MHP    225% MHP    225% MHP
---------------------------------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or
Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as described in any scenario presented.
---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            1

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

----------------------------------------------------------------------------------------------------------------------
 Title of Securities             Vanderbilt Mortgage and Finance, Inc.
                                 Manufactured Housing Contract, Senior/Subordinate
                                 Pass-Through Certificates, Series 2002-B


                                 Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class B-1,
                                 and Class B-2 fixed rate certificates

 Seller                          Vanderbilt Mortgage and Finance, Inc.

 Servicer                        Vanderbilt Mortgage and Finance, Inc.

 Underwriters                    Credit Suisse First Boston Corporation (Lead Manager)
                                 Bear, Stearns & Co., Inc. (Co-Manager)
                                 BB&T (Co-Manager)

 Trustee                         JP Morgan Chase Bank

 Collateral                      Fixed rate manufactured housing contracts and loans, except for 0.25% of the loans that are adjustable rate contracts.

 Credit Enhancement              1.  Excess interest
                                 2.  Subordination
                                 3.  Limited Guaranty of Clayton Homes, Inc. (Class B-2 only)

 Excess Interest                 Excess interest cashflows will be available as credit enhancement.

 Subordination

                                                             Rating
                                Class                     (Moody's/S&P)    Subordination
                               -------------------------------------------------------------
                                Class A-1 - A-4              Aaa/AAA           17.50%
                                Class A-5                    Aa2/AA            13.00%
                                Class M-1                     A2/A             9.00%
                                Class B-1                   Baa2/BBB           5.25%
                                Class B-2                   Baa2/BBB
                               -------------------------------------------------------------


 Class Sizes

                                                             Rating
                                Class                     (Moody's/S&P)      Class Size
                               -------------------------------------------------------------
                                Class A-1 - A-4              Aaa/AAA           82.50%
                                Class A-5                    Aa2/AA            4.50%
                                Class M-1                     A2/A             4.00%
                                Class B-1                   Baa2/BBB           3.75%
                                Class B-2                   Baa2/BBB           5.25%
                               -------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            2

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE


 Total Size                      $500,000,000 (approximate)

 Collateral Description          Initial collateral with an aggregate principal balance of $375,000,015.86 will be transferred to the trust on the Closing Date and a segregated "pre-funding account"
                                 of approximately $125,000,000 in cash will be established with the Trustee. Cash in the pre-funding account will be used to acquire additional contracts or loans within
                                 90 days of the Closing Date. Following this 90 day period, the final collateral pool will have a weighted average coupon of no less than 10.22% and the acquired collateral (including that collateral from 21st Mortgage) will not represent more than 41% of the final collateral.

 Maximum Rate                    Remittance rates on the A-1, A-2, A-3, A-4, A-5, M-1, B-1 and B-2 Certificates
                                 are subject to a maximum rate equal to (a) the weighted average contract rate of the contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of
                                 1.25%.

 Servicing Fee                   For as long as Vanderbilt is the servicer, the servicing fee of 1.25% per annum is subordinate to the Offered Certificates on a monthly basis.

 Cleanup Call                    The Seller may call the Certificates at par plus accrued interest after the remaining pool balance is less than 10% of the Cut-off-Date pool principal balance.

 Remittance Date                 The 7th day of each month or, if such day is not a business day, the next succeeding business day, beginning in September 2002.

 Interest Accrual                All classes' interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month. Interest is calculated using a 30/360 day count.

 ERISA Considerations            All classes of certificates are expected to be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

 Prospectus                      The Certificates are being offered pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus, the
                                 Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            3

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE


 Cashflow Priority               CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE MET:

                                 1.  Current interest and any previously unreimbursed interest to Classes A-1 through A-4;
                                 2.  The Class A percentage of the Formula Principal Distribution Amount sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;
                                 3.  Current interest and any previously unreimbursed interest to Class A-5
                                      Certificates;
                                 4.  Remaining Class A percentage of the Formula Principal Distribution Amount to
                                      Class A-5 until such class is reduced to zero;
                                 5.  Current interest and any previously unreimbursed interest to Class M-1
                                      Certificates;
                                 6.  Mezzanine percentage of  the Formula Principal Distribution Amount to Class M-1
                                      until such class is reduced to zero;
                                 7.  Current interest and any previously unreimbursed interest to Class B-1
                                      Certificates;
                                 8.  Class B percentage of the Formula Principal Distribution Amount to Class B-1
                                      until such class is reduced to zero;
                                 9.  Current interest and any previously unreimbursed interest to Class B-2
                                      Certificates;
                                 10. Remaining Formula Principal Distribution Amount to Class B-2 until such class is reduced to zero;
                                 11. The amount of any principal reimbursement to Clayton Homes for Enhancement
                                      Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;
                                 12. As long as Vanderbilt is the Servicer, any remainder up to the amount equal to
                                      1/12th of the product of 1.25% and the pool scheduled principal balance to the
                                      Servicer;
                                 13. Any remainder to the Class R Certificates.

                        -----------------------------------------------------------------------
                        |              |             |             |             |            |
                        |  CLASS A-1   |  CLASS A-2  |  CLASS A-3  |  CLASS A-4  |  CLASS A-5  |
                        |  (Aaa/AAA)   |  (Aaa/AAA)  |  (Aaa/AAA)  |  (Aaa/AAA)  |  (Aa2/AA)   |
                        |              |             |             |             |             |
                        |----------------------------------------------------------------------|
                        |                            |                                         |
                        |                            |             CLASS M-1 (A2/A)            |
                        |                            |                                         |
                        |        5-YEAR LOCKOUT      |-----------------------------------------|
                        |                            |                                         |
                        |                            |   CLASS B-1            CLASS B-1        |
                        |                            |   (Baa2/BBB)           (Baa2/BBB)       |
                        -----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            4

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

 Cashflow Priority               CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE NOT MET:
                                                                                        ---

                                 1.   Current interest and any previously unreimbursed interest to Classes A-1 through
                                      A-4;
                                 2.   100% of the Formula Principal Distribution Amount sequentially to Classes A-1,
                                      A-2, A-3, and A-4 until such class is reduced to zero;
                                 3.   Current interest and any previously unreimbursed interest to Class A-5
                                      Certificates;
                                 4.   100% of remaining formula principal payments to Class A-5 until such Class is reduced to zero;
                                 5.   Current interest and any previously unreimbursed interest to Class M-1
                                      Certificates;
                                 6.   100% of remaining formula principal payments to Class M-1 until such Class is reduced to zero;
                                 7.   Current interest and any previously unreimbursed interest to Class B-1
                                      Certificates;
                                 8.   100% of remaining formula principal payments to Class B-1 until such Class is reduced to zero;
                                 9.   Current interest and any previously unreimbursed interest to Class B-2
                                      Certificates;
                                 10.  100% of remaining formula principal payments to Class B-2 until such Class is reduced to zero;
                                 11.  The amount of any principal reimbursement to Clayton Homes for Enhancement
                                      Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;
                                 12.  So long as Vanderbilt is the Servicer, any remainder up to the amount equal to
                                      1/12th of the product of 1.25% and the pool scheduled principal balance to the
                                      Servicer;
                                 13.  Any remainder to the Class R Certificates.

          ---------------------------------------------------------------------------------------------------
          |              |             |             |             |             |                           |
          |  CLASS A-1   |  CLASS A-2  |  CLASS A-3  |  CLASS A-4  |  CLASS A-5  |  CLASS B-1  |  CLASS B-2  |
          |  (Aaa/AAA)   |  (Aaa/AAA)  |  (Aaa/AAA)  |  (Aaa/AAA)  |  (Aa2/AA)   |  (Baa2/BBB     (Baa/BBB)  |
          |              |             |             |             |             |                           |
          --------------------------------------------------------------------------------------------------

                                 THE CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE MET IF:

                                 1.   Remittance Date is on or after September 2007

                                 2.   Class M-1 Percentage plus Class B Percentage is at least approximately [22.75]%
                                      (which is 1.75 times the sum of the original Class M-1 Percentage and the original Class B Percentage).

                                 3.   Cumulative Realized Losses do not exceed [7]% for year 2007, [8]% for year 2008, and [9]% for year 2009 and beyond of the Original Principal Balance of the
                                      Contracts

                                 4.   Current Realized Loss Ratio does not exceed [2.75]%

                                 5.   Average 60 Day Delinquency Ratio does not exceed [5]%

                                 6.   Class B-2 Principal Balance must not be less than $[10,000,000] (which represents approximately 2% of the Total Original Principal Balance).

 Further Information             Call the ABS trading desk at (212) 325-2747, John Herbert at (212) 325-2412, Susan
                                 Menkhaus at (212) 325-3475, or Jesse Sable at (212) 325-1504 with questions.

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            5

                     VANDERBILT MORTGAGE AND FINANCE, INC.
         SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                           $500,000,000 APPROXIMATE

SUMMARY INITIAL COLLATERAL INFORMATION

  AS OF JULY 25, 2002 CUT-OFF DATE


       Statistical Collateral Amount                      $375,000,015.86

       Average Unpaid Principal Balance                   $38,524.82

       Maximum Original Balance                           $383,951.50

       Weighted Average Collateral Coupon                 10.329%

       Coupon Range                                       2.750%-18.000%

        Weighted Average Maturity (months)                 230

        Weighted Average Original Term (months)            239

        Weighted Average LTV                               77.15%

        New                                                63.54%

        Used                                               21.76%

        Repo                                               14.71%

        Multi-wide                                         57.81%

        Site Built                                         4.24%

------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                           6

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

CLASS A-1 - PRICE/YIELD
---------------------------------------------------------------------------------------------------------------------------
Balance             $131,726,000          Delay               6
Coupon              TBD                   Dated               8/1/2002
Settle              8/23/2002             First Payment       9/7/2002
---------------------------------------------------------------------------------------------------------------------------

Pricing Speed       175 MHP               200 MHP             225 MHP             250 MHP             275 MHP

---------------------------------------------------------------------------------------------------------------------------
99.75                       2.552                2.570               2.588               2.607               2.625
99.765625                   2.538                2.555               2.572               2.589               2.606
99.78125                    2.525                2.541               2.556               2.572               2.587
99.796875                   2.512                2.526               2.540               2.554               2.568
99.8125                     2.498                2.511               2.524               2.537               2.550
99.828125                   2.485                2.496               2.508               2.519               2.531
99.84375                    2.472                2.482               2.492               2.502               2.512
99.859375                   2.458                2.467               2.476               2.484               2.493
99.875                      2.445                2.452               2.460               2.467               2.474
99.890625                   2.431                2.438               2.444               2.450               2.456
99.90625                    2.418                2.423               2.427               2.432               2.437
99.921875                   2.405                2.408               2.411               2.415               2.418
99.9375                     2.391                2.393               2.395               2.397               2.399
99.953125                   2.378                2.379               2.379               2.380               2.381
99.96875                    2.365                2.364               2.363               2.363               2.362
99.984375                   2.351                2.349               2.347               2.345               2.343
100                         2.338                2.335               2.331               2.328               2.324
100.015625                  2.325                2.320               2.315               2.310               2.306
100.03125                   2.311                2.305               2.299               2.293               2.287
100.046875                  2.298                2.291               2.283               2.276               2.268
100.0625                    2.285                2.276               2.267               2.258               2.250
100.078125                  2.271                2.261               2.251               2.241               2.231
100.09375                   2.258                2.247               2.235               2.224               2.212
100.109375                  2.245                2.232               2.219               2.206               2.193
100.125                     2.231                2.217               2.203               2.189               2.175
100.140625                  2.218                2.203               2.187               2.172               2.156
100.15625                   2.205                2.188               2.171               2.154               2.137
100.171875                  2.192                2.173               2.155               2.137               2.119
100.1875                    2.178                2.159               2.139               2.120               2.100
100.203125                  2.165                2.144               2.123               2.102               2.081
100.21875                   2.152                2.129               2.107               2.085               2.063
100.234375                  2.138                2.115               2.091               2.068               2.044
100.25                      2.125                2.100               2.075               2.050               2.025

---------------------------------------------------------------------------------------------------------------------------
WAL (to Call)                1.21                 1.09                1.00                0.92                0.85
Principal Window        Sep02 - Jan05        Sep02 - Oct04       Sep02 - Aug04       Sep02 - Jun04       Sep02 - May04
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            7

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

CLASS A-2 - PRICE/YIELD
----------------------------------------------------------------------------------------------------------------------------
Balance             $120,364,000.00        Delay               6
Coupon              TBD                    Dated               8/1/2002
Settle              8/23/2002              First Payment       9/7/2002
----------------------------------------------------------------------------------------------------------------------------

Price                       175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

----------------------------------------------------------------------------------------------------------------------------
99.75                        3.785                3.791               3.796               3.802               3.808
99.765625                    3.780                3.786               3.791               3.796               3.801
99.78125                     3.776                3.780               3.785               3.790               3.794
99.796875                    3.771                3.775               3.779               3.784               3.788
99.8125                      3.766                3.770               3.774               3.778               3.781
99.828125                    3.762                3.765               3.768               3.771               3.775
99.84375                     3.757                3.760               3.763               3.765               3.768
99.859375                    3.752                3.755               3.757               3.759               3.762
99.875                       3.748                3.749               3.751               3.753               3.755
99.890625                    3.743                3.744               3.746               3.747               3.749
99.90625                     3.738                3.739               3.740               3.741               3.742
99.921875                    3.734                3.734               3.735               3.735               3.735
99.9375                      3.729                3.729               3.729               3.729               3.729
99.953125                    3.724                3.724               3.723               3.723               3.722
99.96875                     3.719                3.719               3.718               3.717               3.716
99.984375                    3.715                3.713               3.712               3.711               3.709
100                          3.710                3.708               3.706               3.705               3.703
100.015625                   3.705                3.703               3.701               3.699               3.696
100.03125                    3.701                3.698               3.695               3.692                3.69
100.046875                   3.696                3.693               3.690               3.686               3.683
100.0625                     3.691                3.688               3.684               3.680               3.677
100.078125                   3.687                3.683               3.678               3.674               3.670
100.09375                    3.682                3.677               3.673               3.668               3.664
100.109375                   3.677                3.672               3.667               3.662               3.657
100.125                      3.673                3.667               3.662               3.656               3.651
100.140625                   3.668                3.662               3.656               3.650               3.644
100.15625                    3.663                3.657                3.65               3.644               3.637
100.171875                   3.659                3.652               3.645               3.638               3.631
100.1875                     3.654                3.647               3.639               3.632               3.624
100.203125                   3.649                3.642               3.634               3.626               3.618
100.21875                    3.645                3.636               3.628               3.620               3.611
100.234375                   3.640                3.631               3.623               3.614               3.605
100.25                       3.635                3.626               3.617               3.608               3.598

----------------------------------------------------------------------------------------------------------------------------
WAL (to Call)                3.63                  3.29                3.00                2.76                2.55
Principal Window         Jan05 - Sep07        Oct04 - Mar07       Aug04 - Oct06       Jun04 - Jun06       May04 - Mar06
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            8

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

CLASS A-3 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $64,300,000.00       Delay               6
Coupon              TBD                  Dated               8/1/2002
Settle              8/23/2002            First Payment       9/7/2002
--------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP             200 MHP             225 MHP             250 MHP              275 MH

--------------------------------------------------------------------------------------------------------------------------
99.75                       4.646               4.650               4.653               4.657                4.66
99.765625                   4.643               4.647               4.650               4.653               4.656
99.78125                    4.640               4.643               4.646               4.649               4.652
99.796875                   4.637               4.640               4.643               4.645               4.648
99.8125                     4.635               4.637               4.639               4.641               4.644
99.828125                   4.632               4.634               4.636               4.638               4.639
99.84375                    4.629               4.630               4.632               4.634               4.635
99.859375                   4.626               4.627               4.628               4.630               4.631
99.875                      4.623               4.624               4.625               4.626               4.627
99.890625                   4.620               4.621               4.621               4.622               4.623
99.90625                    4.617               4.617               4.618               4.618               4.618
99.921875                   4.614               4.614               4.614               4.614               4.614
99.9375                     4.611               4.611               4.611               4.610                4.61
99.953125                   4.608               4.608               4.607               4.606               4.606
99.96875                    4.605               4.604               4.603               4.602               4.602
99.984375                   4.602               4.601               4.600               4.599               4.597
100                         4.599               4.598               4.596               4.595               4.593
100.015625                  4.597               4.595               4.593               4.591               4.589
100.03125                   4.594               4.591               4.589               4.587               4.585
100.046875                  4.591               4.588               4.586               4.583               4.581
100.0625                    4.588               4.585               4.582               4.579               4.576
100.078125                  4.585               4.582               4.578               4.575               4.572
100.09375                   4.582               4.578               4.575               4.571               4.568
100.109375                  4.579               4.575               4.571               4.567               4.564
100.125                     4.576               4.572               4.568               4.564                4.56
100.140625                  4.573               4.569               4.564               4.560               4.556
100.15625                   4.570               4.566               4.561               4.556               4.551
100.171875                  4.567               4.562               4.557               4.552               4.547
100.1875                    4.564               4.559               4.553               4.548               4.543
100.203125                  4.562               4.556               4.550               4.544               4.539
100.21875                   4.559               4.553               4.546               4.540               4.535
100.234375                  4.556               4.549               4.543               4.536               4.530
100.25                      4.553               4.546               4.539               4.533               4.526

--------------------------------------------------------------------------------------------------------------------------
WAL (to Call)               6.30                 5.58                5.00                4.54                4.18
Principal Window        Sep07 - May10       Mar07 - Jul09       Oct06 - Oct08       Jun06 - Feb08       Mar06 - Jul07
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            9

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

CLASS A-4 - PRICE/YIELD
-------------------------------------------------------------------------------------------------------------------------
Balance             $96,110,000.00      Delay                6
Coupon              TBD                 Dated                8/1/2002
Settle              8/23/2002           First Payment        9/7/2002
-------------------------------------------------------------------------------------------------------------------------

Price                     175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

-------------------------------------------------------------------------------------------------------------------------
99.75                      5.757                5.759               5.760               5.762               5.764
99.765625                  5.755                5.757               5.758               5.760               5.761
99.78125                   5.753                5.755               5.756               5.757               5.759
99.796875                  5.751                5.752               5.753               5.755               5.756
99.8125                    5.749                5.750               5.751               5.752               5.753
99.828125                  5.747                5.748               5.749               5.750               5.751
99.84375                   5.745                5.746               5.747               5.747               5.748
99.859375                  5.743                5.744               5.744               5.745               5.745
99.875                     5.741                5.742               5.742               5.742               5.743
99.890625                  5.739                5.739               5.740               5.740               5.740
99.90625                   5.737                5.737               5.737               5.737               5.737
99.921875                  5.735                5.735               5.735               5.735               5.735
99.9375                    5.733                5.733               5.733               5.732               5.732
99.953125                  5.731                5.731               5.730               5.730               5.729
99.96875                   5.729                5.729               5.728               5.727               5.726
99.984375                  5.727                5.726               5.726               5.725               5.724
100                        5.725                5.724               5.723               5.722               5.721
100.015625                 5.723                5.722               5.721                5.72               5.718
100.03125                  5.721                5.72                5.719               5.717               5.716
100.046875                 5.719                5.718               5.716               5.715               5.713
100.0625                   5.717                5.716               5.714               5.712               5.710
100.078125                 5.715                5.714               5.712               5.710               5.708
100.09375                  5.713                5.711               5.709               5.707               5.705
100.109375                 5.711                5.709               5.707               5.705               5.702
100.125                    5.709                5.707               5.705               5.702               5.700
100.140625                 5.707                5.705               5.703               5.700               5.697
100.15625                  5.705                5.703               5.700               5.697               5.694
100.171875                 5.703                5.701               5.698               5.695               5.692
100.1875                   5.701                5.698               5.696               5.692               5.689
100.203125                 5.699                5.696               5.693               5.690               5.686
100.21875                  5.697                5.694               5.691               5.687               5.684
100.234375                 5.695                5.692               5.689               5.685               5.681
100.25                     5.693                5.69                5.686               5.682               5.678

-------------------------------------------------------------------------------------------------------------------------
WAL (to Call)              10.67                9.75                 8.88                8.08               7.35
Principal Window       May10 - Feb16        Jul09 - Apr15       Oct08 - Jun14       Feb08 - Aug13       Jul07 - Dec12
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                            10

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

CLASS A-5 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $22,500,000.00       Delay               6
Coupon              TBD                  Dated               8/1/2002
Settle              8/23/2002            First Payment       9/7/2002
--------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP)

--------------------------------------------------------------------------------------------------------------------------
99.75                       6.502               6.503               6.504               6.505               6.505
99.765625                   6.500               6.501               6.502               6.503               6.503
99.78125                    6.499               6.499               6.500               6.501               6.501
99.796875                   6.497               6.497               6.498               6.499               6.499
99.8125                     6.495               6.496               6.496               6.496               6.497
99.828125                   6.493               6.494               6.494               6.494               6.495
99.84375                    6.492               6.492               6.492               6.492               6.493
99.859375                   6.490               6.490               6.490               6.490               6.491
99.875                      6.488               6.488               6.488               6.488               6.488
99.890625                   6.486               6.486               6.486               6.486               6.486
99.90625                    6.484               6.484               6.484               6.484               6.484
99.921875                   6.483               6.483               6.482               6.482               6.482
99.9375                     6.481               6.481               6.480               6.480               6.480
99.953125                   6.479               6.479               6.478               6.478               6.478
99.96875                    6.477               6.477               6.477               6.476               6.476
99.984375                   6.476               6.475               6.475               6.474               6.473
100                         6.474               6.473               6.473               6.472               6.471
100.015625                  6.472               6.471               6.471               6.470               6.469
100.03125                   6.470               6.470               6.469               6.468               6.467
100.046875                  6.468               6.468               6.467               6.466               6.465
100.0625                    6.467               6.466               6.465               6.464               6.463
100.078125                  6.465               6.464               6.463               6.462               6.461
100.09375                   6.463               6.462               6.461               6.460               6.459
100.109375                  6.461               6.460               6.459               6.458               6.456
100.125                     6.460               6.458               6.457               6.456               6.454
100.140625                  6.458               6.457               6.455               6.454               6.452
100.15625                   6.456               6.455               6.453               6.452               6.450
100.171875                  6.454               6.453               6.451               6.450               6.448
100.1875                    6.452               6.451               6.449               6.448               6.446
100.203125                  6.451               6.449               6.447               6.446               6.444
100.21875                   6.449               6.447               6.446               6.443               6.442
100.234375                  6.447               6.445               6.444               6.441               6.439
100.25                      6.445               6.444               6.442               6.439               6.437

--------------------------------------------------------------------------------------------------------------------------
WAL (to Call)               13.46               12.62               11.79               10.96               10.29
Principal Window        Feb16 - Feb16       Apr15 - Apr15       Jun14 - Jun14       Aug13 - Aug13       Dec12 - Dec12
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                           11

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

CLASS M-1 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $20,000,000.00       Delay               6
Coupon              TBD                  Dated               8/1/2002
Settle              8/23/2002            First Payment       9/7/2002
--------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.75                       6.579               6.580               6.580               6.581               6.581
99.765625                   6.577               6.577               6.578               6.578               6.579
99.78125                    6.574               6.575               6.575               6.576               6.576
99.796875                   6.572               6.572               6.573               6.573               6.574
99.8125                     6.570               6.570               6.570               6.571               6.571
99.828125                   6.567               6.568               6.568               6.568               6.568
99.84375                    6.565               6.565               6.565               6.566               6.566
99.859375                   6.563               6.563               6.563               6.563               6.563
99.875                      6.560               6.560               6.560               6.561               6.561
99.890625                   6.558               6.558               6.558               6.558               6.558
99.90625                    6.556               6.556               6.556               6.555               6.555
99.921875                   6.553               6.553               6.553               6.553               6.553
99.9375                     6.551               6.551               6.551               6.550               6.550
99.953125                   6.549               6.548               6.548               6.548               6.548
99.96875                    6.546               6.546               6.546               6.545               6.545
99.984375                   6.544               6.544               6.543               6.543               6.542
100                         6.542               6.541               6.541               6.540               6.540
100.015625                  6.539               6.539               6.538               6.538               6.537
100.03125                   6.537               6.537               6.536               6.535               6.535
100.046875                  6.535               6.534               6.533               6.533               6.532
100.0625                    6.532               6.532               6.531               6.530               6.529
100.078125                  6.530               6.529               6.529               6.528               6.527
100.09375                   6.528               6.527               6.526               6.525               6.524
100.109375                  6.526               6.525               6.524               6.523               6.522
100.125                     6.523               6.522               6.521               6.520               6.519
100.140625                  6.521               6.520               6.519               6.518               6.517
100.15625                   6.519               6.517               6.516               6.515               6.514
100.171875                  6.516               6.515               6.514               6.513               6.511
100.1875                    6.514               6.513               6.511               6.510               6.509
100.203125                  6.512               6.510               6.509               6.507               6.506
100.21875                   6.509               6.508               6.506               6.505               6.504
100.234375                  6.507               6.506               6.504               6.502               6.501
100.25                      6.505               6.503               6.502               6.500               6.498

--------------------------------------------------------------------------------------------------------------------------
WAL (to Call)               9.44                 9.05                8.68                8.32                8.02
Principal Window        Sep07 - Feb16       Sep07 - Apr15       Sep07 - Jun14       Sep07 - Aug13       Sep07 - Dec12
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                          12

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

CLASS B-1 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $18,750,000.00       Delay               6
Coupon              TBD                  Dated               8/1/2002
Settle              8/23/2002            First Payment       9/7/2002
--------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.75                       6.493               6.494               6.494               6.494               6.495
99.765625                   6.49                6.491               6.491               6.491               6.492
99.78125                    6.487               6.488               6.488               6.488               6.488
99.796875                   6.484               6.484               6.485               6.485               6.485
99.8125                     6.481               6.481               6.482               6.482               6.482
99.828125                   6.478               6.478               6.478               6.479               6.479
99.84375                    6.475               6.475               6.475               6.475               6.476
99.859375                   6.472               6.472               6.472               6.472               6.472
99.875                      6.469               6.469               6.469               6.469               6.469
99.890625                   6.466               6.466               6.466               6.466               6.466
99.90625                    6.463               6.463               6.463               6.463               6.463
99.921875                   6.460               6.460               6.460               6.460               6.460
99.9375                     6.457               6.457               6.457               6.456               6.456
99.953125                   6.454               6.454               6.453               6.453               6.453
99.96875                    6.451               6.451               6.450               6.450               6.450
99.984375                   6.448               6.447               6.447               6.447               6.447
100                         6.445               6.444               6.444               6.444               6.444
100.015625                  6.442               6.441               6.441               6.441                6.44
100.03125                   6.439               6.438               6.438               6.437               6.437
100.046875                  6.436               6.435               6.435               6.434               6.434
100.0625                    6.433               6.432               6.432               6.431               6.431
100.078125                  6.430               6.429               6.428               6.428               6.428
100.09375                   6.427               6.426               6.425               6.425               6.424
100.109375                  6.424               6.423               6.422               6.422               6.421
100.125                     6.421                6.42               6.419               6.419               6.418
100.140625                  6.418               6.417               6.416               6.415               6.415
100.15625                   6.415               6.414               6.413               6.412               6.412
100.171875                  6.411               6.411               6.410               6.409               6.408
100.1875                    6.408               6.408               6.407               6.406               6.405
100.203125                  6.405               6.404               6.404               6.403               6.402
100.21875                   6.402               6.401               6.400               6.400               6.399
100.234375                  6.399               6.398               6.397               6.396               6.396
100.25                      6.396               6.395               6.394               6.393               6.392

--------------------------------------------------------------------------------------------------------------------------
WAL (to Call)               6.51                 6.37                6.26                6.15                6.07
Principal Window        Sep07 - Nov10       Sep07 - Aug10       Sep07 - May10       Sep07 - Feb10       Sep07 - Dec09
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                          13

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

CLASS B-2 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $26,250,000.00       Delay               6
Coupon              TBD                  Dated               8/1/2002
Settle              8/23/2002            First Payment       9/7/2002
--------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP             200 MHP)            225 MHP             250 MHP             275 MHP
99.75                       8.388               8.389               8.389               8.390               8.390
99.765625                   8.386               8.386               8.387               8.387               8.388
99.78125                    8.384               8.384               8.384               8.385               8.385
99.796875                   8.382               8.382               8.382               8.382               8.383
99.8125                     8.379               8.380               8.380               8.380               8.380
99.828125                   8.377               8.377               8.377               8.378               8.378
99.84375                    8.375               8.375               8.375               8.375               8.375
99.859375                   8.373               8.373               8.373               8.373               8.373
99.875                      8.371               8.371               8.371               8.370               8.370
99.890625                   8.368               8.368               8.368               8.368               8.368
99.90625                    8.366               8.366               8.366               8.366               8.365
99.921875                   8.364               8.364               8.364               8.363               8.363
99.9375                     8.362               8.362               8.361               8.361               8.360
99.953125                   8.360               8.359               8.359               8.358               8.358
99.96875                    8.357               8.357               8.357               8.356               8.356
99.984375                   8.355               8.355               8.354               8.354               8.353
100                         8.353               8.353               8.352               8.351               8.351
100.015625                  8.351               8.350               8.350               8.349               8.348
100.03125                   8.349               8.348               8.347               8.346               8.346
100.046875                  8.347               8.346               8.345               8.344               8.343
100.0625                    8.344               8.344               8.343               8.342               8.341
100.078125                  8.342               8.341               8.340               8.339               8.338
100.09375                   8.340               8.339               8.338               8.337               8.336
100.109375                  8.338               8.337               8.336               8.334               8.333
100.125                     8.336               8.335               8.333               8.332               8.331
100.140625                  8.333               8.332               8.331               8.330               8.328
100.15625                   8.331               8.330               8.329               8.327               8.326
100.171875                  8.329               8.328               8.326               8.325               8.323
100.1875                    8.327               8.326               8.324               8.322               8.321
100.203125                  8.325               8.323               8.322               8.320               8.318
100.21875                   8.323               8.321               8.319               8.318               8.316
100.234375                  8.320               8.319               8.317               8.315               8.313
100.25                      8.318               8.317               8.315               8.313               8.311

--------------------------------------------------------------------------------------------------------------------------
WAL (to Call)               11.55               10.96               10.41                9.87                9.41
Principal Window        Nov10 - Feb16       Aug10 - Apr15       May10 - Jun14       Feb10 - Aug13       Dec09 - Dec12
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                          14

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

DESCRIPTION OF INITIAL COLLATERAL POOL

----------------------------------------------------------------------------------------------------------------
  Initial Collateral:                                        $375,000,015.86
  Cut off Date of Tape:                                      7/25/02
  Number of loans:                                           9,734
  Aggregate Original Principal Balance:                      $387,579,113.73
  Weighted Average Gross Coupon (Range):                     10.329% (2.750% - 18.000%)

  Average Unpaid Principal Balance:                          $38,524.76
  Average Original Principal Balance:                        $39,817.04
  Minimum/Maximum Unpaid Principal Balance:                  $4,810.81 / $364,832.60
  Minimum/Maximum Original Principal Balance:                $5,016.00 / $383,951.50

  Weighted Average Stated Rem. Term, PTD to Mat Date         230(8 - 360)
  (Range):
  Weighted Average Age (Range):                              9(0 - 205)
  Weighted Average Original Term (Range)                     239 (23 - 360)
  Weighted Average Original LTV (Range): *                   77.15% (10.93 - 100.0%)

  Greatest Zip Code Concentration:                           37876(0.33%)
  Loan Count:                                                27
  Balance:                                                   $1,246,737.68

  New Loans:                                                 $238,264,106.86 (63.54%)
  Used Loans:                                                $81,591,557.23 (21.76%)
  Repo-Refi Loans                                            $55,144,351.77 (14.71%)

  Double-wide homes                                          $216,775,440.02 (57.81%)
  Single-wide homes                                          $158,224,575.84 (42.19%)

  Land-home mortgage                                         $56,977,059.58 (15.19%)
  Land-in-lieu                                               $25,935,920.51 (6.92%)
  Manufactured home only contract                            $292,087,035.77 (77.89%)

  Not Parked:                                                $299,594,203.35 (79.89%)
  Parked:                                                    $75,405,812.51 (20.11%)
  Site Built:                                                $15,905,112.04 (4.24%)

  Vanderbilt Originated:                                     $171,321,920.44 (45.69%)
  21st Century Originated                                    $99,526, 462.56 (26.54%)
  Associates Originated:                                     $35,140,446.63 (9.37%)
  Other Originated:                                          $69,011,186.23 (18.40%)

  Fixed Rate Collateral:                                     $374,056,762.07 (99.75%)
  Adjustable Rate Collateral:                                $943,253.79 (0.25%)

----------------------------------------------------------------------------------------------------------------

* For 9.37% of the initial contracts certain information concerning the original loan-to-value ratios for the contracts was not maintained by the originator in its computer systems.

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                          15

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE



Geographical Distribution of Manufactured Homes as of Origination

--------------------------- ------------------------- ----------------------------- ----------------------
                                                          Aggregate Principal
                              Number of Contracts         Balance Outstanding            Percent of
Location                      as of Cut-off Date          as of Cut-off Date            Total Balance
--------------------------- ------------------------- ----------------------------- ----------------------
Alabama                                278                  $9,227,504.30                     2.46%
--------------------------- ------------------------- ----------------------------- ----------------------
Arizona                                114                   4,409,897.00                     1.18
--------------------------- ------------------------- ----------------------------- ----------------------
Arkansas                               134                   5,287,657.51                     1.41
--------------------------- ------------------------- ----------------------------- ----------------------
California                             449                  18,350,351.03                     4.89
--------------------------- ------------------------- ----------------------------- ----------------------
Colorado                               128                   5,343,705.38                     1.42
--------------------------- ------------------------- ----------------------------- ----------------------
Connecticut                              5                     197,803.36                     0.05
--------------------------- ------------------------- ----------------------------- ----------------------
Delaware                                76                   2,514,211.59                     0.67
--------------------------- ------------------------- ----------------------------- ----------------------
Florida                                447                  18,411,671.87                     4.91
--------------------------- ------------------------- ----------------------------- ----------------------
Georgia                                232                   8,110,845.19                     2.16
--------------------------- ------------------------- ----------------------------- ----------------------
Idaho                                   23                     941,171.77                     0.25
--------------------------- ------------------------- ----------------------------- ----------------------
Illinois                                38                   1,439,291.22                     0.38
--------------------------- ------------------------- ----------------------------- ----------------------
Indiana                                178                   7,139,434.99                     1.90
--------------------------- ------------------------- ----------------------------- ----------------------
Iowa                                    42                   1,234,868.12                     0.33
--------------------------- ------------------------- ----------------------------- ----------------------
Kansas                                  50                   2,242,973.92                     0.60
--------------------------- ------------------------- ----------------------------- ----------------------
Kentucky                               492                  18,038,840.02                     4.81
--------------------------- ------------------------- ----------------------------- ----------------------
Louisiana                              360                  12,912,538.28                     3.44
--------------------------- ------------------------- ----------------------------- ----------------------
Maine                                    7                     384,703.52                     0.10
--------------------------- ------------------------- ----------------------------- ----------------------
Maryland                                75                   2,878,467.95                     0.77
--------------------------- ------------------------- ----------------------------- ----------------------
Massachusetts                            8                     459,999.11                     0.12
--------------------------- ------------------------- ----------------------------- ----------------------
Michigan                               230                   8,700,774.41                     2.32
--------------------------- ------------------------- ----------------------------- ----------------------
Minnesota                               36                   1,443,947.90                     0.39
--------------------------- ------------------------- ----------------------------- ----------------------
Mississippi                            227                   7,666,839.66                     2.04
--------------------------- ------------------------- ----------------------------- ----------------------
Missouri                               148                   5,123,886.22                     1.37
--------------------------- ------------------------- ----------------------------- ----------------------
Montana                                 14                     556,299.81                     0.15
--------------------------- ------------------------- ----------------------------- ----------------------
Nebraska                                12                     413,486.93                     0.11
--------------------------- ------------------------- ----------------------------- ----------------------
Nevada                                  28                   1,484,514.42                     0.40
--------------------------- ------------------------- ----------------------------- ----------------------
New Hampshire                            7                     253,375.31                     0.07
--------------------------- ------------------------- ----------------------------- ----------------------
New Jersey                              12                     924,002.02                     0.25
--------------------------- ------------------------- ----------------------------- ----------------------
New Mexico                             105                   3,964,557.91                     1.06
--------------------------- ------------------------- ----------------------------- ----------------------
New York                               159                   7,325,681.49                     1.95
--------------------------- ------------------------- ----------------------------- ----------------------
North Carolina                         842                  33,003,450.61                     8.80
--------------------------- ------------------------- ----------------------------- ----------------------
North Dakota                            10                     354,740.95                     0.09
--------------------------- ------------------------- ----------------------------- ----------------------
Ohio                                   286                  10,023,296.72                     2.67
--------------------------- ------------------------- ----------------------------- ----------------------
Oklahoma                               180                   7,188,938.90                     1.92
--------------------------- ------------------------- ----------------------------- ----------------------
Oregon                                  65                   3,783,060.10                     1.01
--------------------------- ------------------------- ----------------------------- ----------------------
Pennsylvania                           239                   8,458,370.51                     2.26
--------------------------- ------------------------- ----------------------------- ----------------------
Rhode Island                             2                     335,895.69                     0.09
--------------------------- ------------------------- ----------------------------- ----------------------
South Carolina                         491                  18,429,453.22                     4.91
--------------------------- ------------------------- ----------------------------- ----------------------
South Dakota                            15                     637,402.99                     0.17
--------------------------- ------------------------- ----------------------------- ----------------------
Tennessee                              936                  35,798,708.48                     9.55
--------------------------- ------------------------- ----------------------------- ----------------------
Texas                                2,008                  78,279,770.13                    20.87
--------------------------- ------------------------- ----------------------------- ----------------------
Utah                                    19                     770,027.52                     0.21
--------------------------- ------------------------- ----------------------------- ----------------------
Vermont                                  6                     167,231.57                     0.04
--------------------------- ------------------------- ----------------------------- ----------------------
Virginia                               324                  12,771,970.93                     3.41
--------------------------- ------------------------- ----------------------------- ----------------------
Washington                              51                   2,937,414.81                     0.78
--------------------------- ------------------------- ----------------------------- ----------------------
West Virginia                          117                   3,635,457.98                     0.97
--------------------------- ------------------------- ----------------------------- ----------------------
Wisconsin                               11                     342,939.18                     0.09
--------------------------- ------------------------- ----------------------------- ----------------------
Wyoming                                 18                     698,583.36                     0.19
--------------------------- ------------------------- ----------------------------- ----------------------
Total:                               9,734                $375,000,015.86                   100.00%
--------------------------- ------------------------- ----------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                          16

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

Origination of Contracts

---------------------------- ------------------------- ---------------------------- -------------------------
                                                            Aggregate Principal
Year of Origination of         Number of Contracts          Balance Outstanding            Percent of
Contracts                      as of Cut-off Date           as of Cut-off Date            Total Balance
---------------------------- ------------------------- ---------------------------- -------------------------
1985                                      1                      $7,570.63                    0.00%
---------------------------- ------------------------- ---------------------------- -------------------------
1986                                      1                       8,480.91                    0.00
---------------------------- ------------------------- ---------------------------- -------------------------
1987                                      1                       5,106.35                    0.00
---------------------------- ------------------------- ---------------------------- -------------------------
1988                                     12                      88,940.81                    0.02
---------------------------- ------------------------- ---------------------------- -------------------------
1989                                     36                     285,944.88                    0.08
---------------------------- ------------------------- ---------------------------- -------------------------
1990                                     54                     513,159.46                    0.14
---------------------------- ------------------------- ---------------------------- -------------------------
1991                                     20                     225,361.20                    0.06
---------------------------- ------------------------- ---------------------------- -------------------------
1992                                     42                     516,978.23                    0.14
---------------------------- ------------------------- ---------------------------- -------------------------
1993                                     22                     407,985.55                    0.11
---------------------------- ------------------------- ---------------------------- -------------------------
1994                                     32                     805,549.69                    0.21
---------------------------- ------------------------- ---------------------------- -------------------------
1995                                     73                   2,044,357.27                    0.55
---------------------------- ------------------------- ---------------------------- -------------------------
1996                                     65                   2,215,397.45                    0.59
---------------------------- ------------------------- ---------------------------- -------------------------
1997                                    203                   8,520,355.98                    2.27
---------------------------- ------------------------- ---------------------------- -------------------------
1998                                    244                  12,395,158.37                    3.31
---------------------------- ------------------------- ---------------------------- -------------------------
1999                                    184                   9,338,791.42                    2.49
---------------------------- ------------------------- ---------------------------- -------------------------
2000                                    181                   6,633,465.78                    1.77
---------------------------- ------------------------- ---------------------------- -------------------------
2001                                    755                  30,355,473.73                    8.09
---------------------------- ------------------------- ---------------------------- -------------------------
2002                                  7,808                 300,631,938.15                   80.17
---------------------------- ------------------------- ---------------------------- -------------------------
Total:                                9,734                $375,000,015.86                  100.00%
---------------------------- ------------------------- ---------------------------- -------------------------


Remaining Months to Maturity

---------------------------- ------------------------- ---------------------------- --------------------------
                                                             Aggregate Principal
Remaining Months to             Number of Contracts          Balance Outstanding             Percent of
Maturity                        as of Cut-off Date           as of Cut-off Date             Total Balance
---------------------------- ------------------------- ---------------------------- --------------------------
0 - 60                                   442                  $4,338,262.09                   1.16%
---------------------------- ------------------------- ---------------------------- --------------------------
61 - 120                               1,296                  27,118,411.20                   7.23
---------------------------- ------------------------- ---------------------------- --------------------------
121 - 180                              2,562                  76,999,720.59                  20.53
---------------------------- ------------------------- ---------------------------- --------------------------
181 - 240                              3,363                 140,660,001.89                  37.51
---------------------------- ------------------------- ---------------------------- --------------------------
241 - 300                              1,014                  54,230,870.87                  14.46
---------------------------- ------------------------- ---------------------------- --------------------------
301 - 360                              1,057                  71,652,749.22                  19.11
---------------------------- ------------------------- ---------------------------- --------------------------
Total:                                 9,734                $375,000,015.86                 100.00%
---------------------------- ------------------------- ---------------------------- --------------------------

---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                          17

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE

Distribution of Original Contract Amounts

--------------------------------- ---------------------- ---------------------------- ------------------------
                                         Number of          Aggregate Principal
Distribution of Original              Contracts as of       Balance Outstanding             Percent of
Amounts                                Cut-off Date         as of Cut-off Date             Total Balance
--------------------------------- ---------------------- ---------------------------- ------------------------
$0.01 - $10,000.00                         170                  $1,237,243.03                    0.33%
--------------------------------- ---------------------- ---------------------------- ------------------------
$10,000.01 - $20,000.00                  1,125                  16,367,820.46                    4.36
--------------------------------- ---------------------- ---------------------------- ------------------------
$20,000.01 - $30,000.00                  2,275                  55,042,373.93                   14.68
--------------------------------- ---------------------- ---------------------------- ------------------------
$30,000.01 - $40,000.00                  2,417                  80,895,843.38                   21.57
--------------------------------- ---------------------- ---------------------------- ------------------------
$40,000.01 - $50,000.00                  1,436                  62,611,939.70                   16.70
--------------------------------- ---------------------- ---------------------------- ------------------------
$50,000.01 - $60,000.00                    904                  48,464,125.77                   12.92
--------------------------------- ---------------------- ---------------------------- ------------------------
$60,000.01 - $70,000.00                    627                  39,679,326.04                   10.58
--------------------------------- ---------------------- ---------------------------- ------------------------
$70,000.01 - $80,000.00                    305                  22,252,205.37                    5.93
--------------------------------- ---------------------- ---------------------------- ------------------------
$80,000.01 - $90,000.00                    196                  16,154,020.54                    4.31
--------------------------------- ---------------------- ---------------------------- ------------------------
$90,000.01 - $100,000.00                   119                  10,981,869.90                    2.93
--------------------------------- ---------------------- ---------------------------- ------------------------
$100,000.01 - $110,000.00                   45                   4,616,510.59                    1.23
--------------------------------- ---------------------- ---------------------------- ------------------------
$110,000.01 - $120,000.00                   42                   4,585,225.09                    1.22
--------------------------------- ---------------------- ---------------------------- ------------------------
$120,000.01 - $130,000.00                   15                   1,830,548.04                    0.49
--------------------------------- ---------------------- ---------------------------- ------------------------
$130,000.01 - $140,000.00                   11                   1,465,240.38                    0.39
--------------------------------- ---------------------- ---------------------------- ------------------------
$140,000.01 - $150,000.00                   10                   1,395,964.45                    0.37
--------------------------------- ---------------------- ---------------------------- ------------------------
$150,000.01 - $160,000.00                    8                   1,218,609.47                    0.32
--------------------------------- ---------------------- ---------------------------- ------------------------
$160,000.01 - $170,000.00                    6                     986,067.15                    0.26
--------------------------------- ---------------------- ---------------------------- ------------------------
$170,000.01 - $180,000.00                    3                     513,077.92                    0.14
--------------------------------- ---------------------- ---------------------------- ------------------------
$180,000.01 - $190,000.00                    2                     379,341.76                    0.10
--------------------------------- ---------------------- ---------------------------- ------------------------
$190,000.01 - $200,000.00                    4                     776,755.40                    0.21
--------------------------------- ---------------------- ---------------------------- ------------------------
$210,000.01 - $220,000.00                    4                     844,171.99                    0.23
--------------------------------- ---------------------- ---------------------------- ------------------------
$220,000.01 - $230,000.00                    3                     662,742.22                    0.18
--------------------------------- ---------------------- ---------------------------- ------------------------
$240,000.01 - $250,000.00                    2                     487,761.77                    0.13
--------------------------------- ---------------------- ---------------------------- ------------------------
$260,000.01 - $270,000.00                    1                     263,728.93                    0.07
--------------------------------- ---------------------- ---------------------------- ------------------------
$300,000.01 - $310,000.00                    1                     300,779.06                    0.08
--------------------------------- ---------------------- ---------------------------- ------------------------
$310,000.01 - $320,000.00                    2                     621,890.92                    0.17
--------------------------------- ---------------------- ---------------------------- ------------------------
$380,000.01 - $390,000.00                    1                     364,832.60                    0.10
--------------------------------- ---------------------- ---------------------------- ------------------------
Total:                                   9,734                $375,000,015.86                  100.00%
--------------------------------- ---------------------- ---------------------------- ------------------------


---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                          18

                                                                                 VANDERBILT MORTGAGE AND FINANCE, INC.
                                                          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                                                              $500,000,000 APPROXIMATE


Distribution of Original Loan-to-Value Ratios

---------------------------- ------------------------- ----------------------------- -------------------------
                                                             Aggregate Principal
Distribution of Original       Number of Contracts          Balance Outstanding              Percent of
Loan-to-Value Ratios           as of Cut-off Date            as of Cut-off Date            Total Balance
---------------------------- ------------------------- ----------------------------- -------------------------
N/A*                                    841                   $35,140,446.63                  9.37%
---------------------------- ------------------------- ----------------------------- -------------------------
10.01% - 20.00%                           9                       129,715.62                  0.03
---------------------------- ------------------------- ----------------------------- -------------------------
20.01% - 30.00%                          26                       594,736.44                  0.16
---------------------------- ------------------------- ----------------------------- -------------------------
30.01% - 40.00%                          66                     1,255,525.25                  0.33
---------------------------- ------------------------- ----------------------------- -------------------------
40.01% - 50.00%                         119                     3,124,812.04                  0.83
---------------------------- ------------------------- ----------------------------- -------------------------
50.01% - 60.00%                         290                     9,121,348.54                  2.43
---------------------------- ------------------------- ----------------------------- -------------------------
60.01% - 70.00%                         660                    25,000,771.55                  6.67
---------------------------- ------------------------- ----------------------------- -------------------------
70.01% - 80.00%                       1,079                    47,090,030.59                 12.56
---------------------------- ------------------------- ----------------------------- -------------------------
80.01% - 90.00%                       2,603                    94,871,422.92                 25.30
---------------------------- ------------------------- ----------------------------- -------------------------
90.01% - 100.00%                      4,041                   158,671,206.28                 42.31
---------------------------- ------------------------- ----------------------------- -------------------------
Total:                                9,734                  $375,000,015.86                100.00%
---------------------------- ------------------------- ----------------------------- -------------------------

*   For 9.37% of the initial contracts certain information concerning the original loan-to-value ratios for the contracts was not maintained by the originator in its computer systems.


Statistical Cut-off Date Contract Rates

---------------------------- ------------------------- ---------------------------- -------------------------
                                                              Aggregate Principal
Cut-off Date                    Number of Contracts          Balance Outstanding             Percent of
Contract Rate                   as of Cut-off Date           as of Cut-off Date            Total Balance
---------------------------- ------------------------- ---------------------------- -------------------------
2.001% - 3.000%                           1                      $108,215.01                   0.03%
---------------------------- ------------------------- ---------------------------- -------------------------
4.001% - 5.000%                           2                       146,709.43                   0.04
---------------------------- ------------------------- ---------------------------- -------------------------
5.001% - 6.000%                           8                       518,276.58                   0.14
---------------------------- ------------------------- ---------------------------- -------------------------
6.001% - 7.000%                          71                     4,826,214.55                   1.29
---------------------------- ------------------------- ---------------------------- -------------------------
7.001% - 8.000%                         285                    19,279,261.71                   5.14
---------------------------- ------------------------- ---------------------------- -------------------------
8.001% - 9.000%                       1,691                    88,029,884.16                  23.47
---------------------------- ------------------------- ---------------------------- -------------------------
9.001% - 10.000%                      1,819                    78,540,131.40                  20.94
---------------------------- ------------------------- ---------------------------- -------------------------
10.001% - 11.000%                     2,372                    81,612,612.67                  21.76
---------------------------- ------------------------- ---------------------------- -------------------------
11.001% - 12.000%                     1,475                    48,682,808.60                  12.98
---------------------------- ------------------------- ---------------------------- -------------------------
12.001% - 13.000%                       984                    29,049,513.30                   7.75
---------------------------- ------------------------- ---------------------------- -------------------------
13.001% - 14.000%                       678                    16,869,206.04                   4.50
---------------------------- ------------------------- ---------------------------- -------------------------
14.001% - 15.000%                       224                     5,088,252.75                   1.36
---------------------------- ------------------------- ---------------------------- -------------------------
15.001% - 16.000%                        80                     1,610,673.70                   0.43
---------------------------- ------------------------- ---------------------------- -------------------------
16.001% - 17.000%                        27                       430,931.12                   0.11
---------------------------- ------------------------- ---------------------------- -------------------------
17.001% - 18.000%                        17                       207,324.84                   0.06
---------------------------- ------------------------- ---------------------------- -------------------------
Total:                                9,734                  $375,000,015.86                 100.00%
---------------------------- ------------------------- ---------------------------- -------------------------


---------------------------------------------------------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                                                                          19

                                        VANDERBILT MORTGAGE AND FINANCE, INC.
                 SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-B
                                                     $500,000,000 APPROXIMATE



ADDITIONAL DISCLAIMER
---------------------


By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

------------------------------------------------------------------------------
CREDIT | FIRST
SUISSE | BOSTON                                                          20